Note 12 - Share Capital	12 Months Ended
Oct. 31, 2022
Statement Line Items [Line Items]
Disclosure of classes of share capital [text block]
12.	Share Capital:

a)	Authorized:

The Bank is authorized to issue an unlimited number of voting common shares with no par value.

The Bank is authorized to issue an unlimited number of Series 1 preferred shares with a par value of $10.00.

b)	Issued and outstanding:

(thousands of Canadian dollars)
	2022		2021
	Shares	Amount	Shares	Amount

Common shares:

Balance, beginning of the year	27,441,082	$227,674	21,123,559	$152,612
Issued during the year	-	-	6,325,000	75,101
Cancelled during the year	(195,300)	(1,692)	(7,477)	(39)

Outstanding, end of year	27,245,782	$225,982	27,441,082	$227,674

Series 1 preferred shares:

Outstanding, beginning and end of year	1,461,460	$13,647	1,461,460	$13,647

Series 3 preferred shares:
Balance, beginning of the year	-	$-	1,681,320	$15,690
Redemption of preferred shares	-	-	(1,681,320)	(15,690)

Outstanding, end of year	-	$-	-	$-

Total share capital		$239,629		$241,321

Common shares

On August 5, 2022, the Bank received approval from the Toronto Stock Exchange (“TSX”) to proceed with a Normal Course Issuer Bid (“NCIB”) for its common shares. On September 21, 2022, the Bank received approval from the Nasdaq to proceed with a NCIB for its common shares. Pursuant to the NCIB, VersaBank may purchase for cancellation up to 1,700,000 of its common shares representing approximately 9.54% of its public float. VersaBank’s directors and management believe that the market price of VersaBank’s common shares does not reflect the value of the business and the future prospects of same, and further, reflects a material discount to book value and as such the purchase of common shares for cancellation at such time is a prudent corporate measure and represents an attractive investment for the Bank.

The Bank was eligible to make purchases commencing on August 17, 2022 and will terminate on August 16, 2023, or such earlier date as VersaBank may complete its purchases pursuant to the NCIB. The purchases will be made by VersaBank through the facilities of the TSX and alternate trading systems and in accordance with the rules of the TSX or such alternate trading systems, as applicable, and the prices that VersaBank will pay for any Common Shares will be the market price of such shares at the time of acquisition. VersaBank will make no purchases of Common Shares other than open market purchases. All shares purchased under the NCIB will be cancelled.

For the year ended October 31, 2022, the Bank purchased and cancelled 195,300 Common Shares for $1.9 million, reducing the Bank’s Common Share value by $1.7 million and retained earnings by $238,000.

On September 21, 2021 the Bank completed a treasury offering of 5,500,000 common shares at a price of USD $10.00 per share, the equivalent of CAD $12.68 per share, for gross proceeds of USD $55.0 million. On September 29, 2021, the underwriters of the aforementioned offering exercised their full over-allotment option to purchase an additional 825,000 shares (15% of the 5,500,000 common shares issued via the base offering referenced above) at a price of USD $10.00 per share, or CAD $12.74 per share, for gross proceeds of USD $8.3 million.  The Bank incurred net transaction costs of $5.4 million, which are net of deferred tax adjustment of $1.9 million.

On October 7, 2021, the Bank cancelled, and returned to treasury, 7,477 common shares with a value of $39,000 or $5.24 per common share. The cancelled shares represent predecessor share classes which had not been deposited and exchanged for VersaBank common shares in connection with the Bank’s amalgamation with PWC Capital Inc. on January 31, 2017.

Series 1 Preferred shares:

The Bank is authorized to issue an unlimited number of Series 1 preferred shares with a par value of $10.00. These preferred shares are Basel III-compliant, non-cumulative five year rate reset preferred shares which includes non-viability contingent capital (“NVCC”) provisions which would require the preferred shares to be converted to common shares upon a trigger event (as defined by OSFI).

The holders of the Series 1 preferred shares are entitled to receive a non-cumulative fixed dividend in the amount of $0.6772 annually per share, payable quarterly, as and when declared by the Board of Directors for the period ending October 31, 2024. The dividend represents an annual yield of 6.772% based on the stated issue price per share. Thereafter, the dividend rate will reset every five years at a level of 543 basis points over the then five year Government of Canada bond yield.

The Bank maintains the right to redeem, subject to the approval of OSFI, up to all of the outstanding Series 1 preferred shares on October 31, 2024 and on October 31 every five years thereafter at a price of $10.00 per share. Should the Bank choose not to exercise its right to redeem the Series 1 preferred shares, holders of these shares will have the right to convert their shares into an equal number of non-cumulative, floating rate Series 2 preferred shares. Holders of Series 2 preferred shares will be entitled to receive quarterly floating dividends, as and when declared by the Board of Directors, equal to the 90-day Government of Canada Treasury bill rate plus 543 basis points.

Upon the occurrence of a trigger event (as defined by OSFI), each Series 1 or 2 preferred share will be automatically converted, without the consent of the holders, into common shares of the Bank. Conversion to common shares will be determined by dividing the preferred share conversion value ($10.00 per share plus any declared but unpaid dividends) by the common share value (the greater of (i) the floor price of $0.75 and (ii) the current market value price calculated as the volume weighted average trading price for the ten consecutive trading days ending on the day immediately prior to the date of the conversion).

Series 3 Preferred shares:

On April 30, 2021, the Bank redeemed all of its 1,681,320 outstanding Non-Cumulative Series 3 preferred shares (“NVCC”) using cash on hand. The amount paid on redemption for each share was $10.00, and in aggregate $16.8 million. Transaction costs, incurred at issuance in the amount of $1.1 million were applied against retained earnings.